Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

Third Quarter 2022

Reference is made to Prudential Financial, Inc.'s (PFI) filings with the Securities and Exchange Commission for general information, and consolidated financial information. All financial information in this document is unaudited.

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Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2022

FINANCIAL METRICS SUMMARY
(in millions, except per share and return on equity data)

	2021		2022			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2021	2022	% change

Earnings
Adjusted operating income (loss) before income taxes:
PGIM	327	350	188	206	219	1,293	613	-53%
U.S. Businesses	1,090	895	943	370	702	2,980	2,015	-32%
International Businesses	887	829	801	555	430	2,561	1,786	-30%
Corporate and Other	(460)	(489)	(366)	(259)	(325)	(1,118)	(950)	15%
Total adjusted operating income before income taxes	1,844	1,585	1,566	872	1,026	5,716	3,464	-39%
Income taxes, applicable to adjusted operating income	357	358	348	208	223	1,171	779	-33%
After-tax adjusted operating income	1,487	1,227	1,218	664	803	4,545	2,685	-41%
Income (loss) attributable to Prudential Financial, Inc.	1,530	1,208	(31)	(565)	(284)	6,516	(880)	-114%
Return on Equity
Operating Return on Average Equity (based on adjusted operating income) (1)	14.5%	11.8%	11.8%	6.6%	8.3%	15.1%	8.9%
Return on Average Equity (based on net income (loss))	9.8%	7.8%	-0.2%	-6.3%	-5.1%	13.9%	-3.1%
Distributions to Shareholders
Dividends paid	451	443	462	457	454	1,378	1,373	—%
Share repurchases	875	375	375	375	375	2,125	1,125	-47%
Total capital returned	1,326	818	837	832	829	3,503	2,498	-29%
Per Share Data
Net income (loss) (diluted) (2)	3.90	3.13	(0.10)	(1.53)	(0.78)	16.32	(2.41)	-115%
Adjusted Operating Income (diluted)	3.78	3.18	3.17	1.74	2.13	11.38	7.04	-38%
Shareholder dividends	1.15	1.15	1.20	1.20	1.20	3.45	3.60	4%
Book value	160.29	161.26	115.28	74.72	44.15
Book value excluding AOCI and FX (3)	106.85	108.72	107.16	104.19	102.26
Shares Outstanding
Weighted average number of common shares (basic)	383.8	377.7	376.1	374.4	371.0	390.4	373.8	-4%
Weighted average number of common shares (diluted)	386.8	380.9	379.1	377.1	373.1	393.2	376.4	-4%
End of period common shares (basic)	378.9	376.3	375.7	372.6	369.1
End of period common shares (diluted)	386.1	383.7	381.5	377.9	373.8

__________
(1) Operating Return on Average Equity (based on adjusted operating income) is a non-GAAP measure and represents adjusted operating income after-tax, annualized for interim periods, divided by average Prudential Financial, Inc. equity excluding accumulated other comprehensive income and adjusted to remove amounts included for foreign currency exchange rate remeasurement as described on page 3.
(2) For the three months ended September 30, 2022, June 30, 2022 and March 31, 2022, and for the nine months ended September 30, 2022 weighted average shares for basic earnings per share is used for calculating diluted earnings per share because dilutive shares and dilutive earnings per share are not applicable when a net loss is reported. As a result of the net loss attributable to Prudential Financial available to holders of Common Stock for the three months ended September 30, 2022, June 30, 2022 and March 31, 2022, and for the nine months ended September 30, 2022 all potential stock options and compensation programs were considered antidilutive.
(3) AOCI represents accumulated other comprehensive income and FX represents the remeasurement of foreign currency. See page 3 for further details.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2022

FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2021		2022			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2021	2022

Earnings per share of Common Stock (diluted):
After-tax adjusted operating income	3.78	3.18	3.17	1.74	2.13	11.38	7.04
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	0.25	0.30	(3.59)	(6.23)	(3.92)	3.84	(13.75)
Market experience updates	(0.51)	1.10	(0.02)	1.41	0.36	0.84	1.75
Divested and Run-off Businesses:
Closed Block division	0.07	0.13	0.06	0.03	(0.06)	0.23	0.03
Other Divested and Run-off Businesses	0.12	0.75	(0.79)	1.07	(0.20)	1.10	0.07
Difference in earnings allocated to participating unvested share-based payment awards	—	—	0.03	0.01	0.01	(0.07)	0.05
Other adjustments (1)	(0.02)	(2.83)	(0.04)	—	(0.03)	(0.09)	(0.07)
Total reconciling items, before income taxes	(0.09)	(0.55)	(4.35)	(3.71)	(3.84)	5.85	(11.92)
Income taxes, not applicable to adjusted operating income	(0.21)	(0.50)	(1.08)	(0.44)	(0.93)	0.91	(2.47)
Total reconciling items, after income taxes	0.12	(0.05)	(3.27)	(3.27)	(2.91)	4.94	(9.45)
Net income (loss) attributable to Prudential Financial, Inc.	3.90	3.13	(0.10)	(1.53)	(0.78)	16.32	(2.41)
Weighted average number of outstanding common shares (basic)	383.8	377.7	376.1	374.4	371.0	390.4	373.8
Weighted average number of outstanding common shares (diluted)	386.8	380.9	379.1	377.1	373.1	393.2	376.4
For earnings per share of Common Stock calculation:
Net income (loss) attributable to Prudential Financial, Inc.	1,530	1,208	(31)	(565)	(284)	6,516	(880)
Less: Earnings allocated to participating unvested share-based payment awards	23	17	7	6	6	98	19
Net income (loss) attributable to Prudential Financial, Inc. for earnings per share of Common Stock calculation	1,507	1,191	(38)	(571)	(290)	6,418	(899)
After-tax adjusted operating income	1,487	1,227	1,218	664	803	4,545	2,685
Less: Earnings allocated to participating unvested share-based payment awards	23	17	17	9	10	69	36
After-tax adjusted operating income for earnings per share of Common Stock calculation	1,464	1,210	1,201	655	793	4,476	2,649

___________

(1) Represents adjustments not included in the above reconciling items, including a goodwill impairment that resulted in a charge in fourth quarter of 2021 related to Assurance IQ. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of the associated contingent consideration.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2022

OTHER FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2021		2022
	3Q	4Q	1Q	2Q	3Q

Capitalization Data (1):
Senior Debt:
Short-term Debt	909	722	544	558	767
Long-term Debt	11,070	11,003	11,082	11,008	10,810
Junior Subordinated Long-term Debt	7,617	7,619	8,607	8,604	9,088
Prudential Financial, Inc. Equity:
Including accumulated other comprehensive income	61,887	61,876	43,978	28,235	16,502
Excluding accumulated other comprehensive income (2)	40,051	40,552	39,773	38,413	37,376
Amount included above for remeasurement of foreign currency (3)	(1,205)	(1,164)	(1,107)	(962)	(847)
Excluding accumulated other comprehensive income and adjusted to remove amount
included for remeasurement of foreign currency (3)	41,256	41,716	40,880	39,375	38,223
Book Value per Share of Common Stock:
Including accumulated other comprehensive income	160.29	161.26	115.28	74.72	44.15
Excluding accumulated other comprehensive income (2)	103.73	105.69	104.25	101.65	99.99
Amount included above for remeasurement of foreign currency (3)	(3.12)	(3.03)	(2.91)	(2.54)	(2.27)
Excluding accumulated other comprehensive income and adjusted to remove amount
included for remeasurement of foreign currency (3)	106.85	108.72	107.16	104.19	102.26
End of period number of common shares (diluted)	386.1	383.7	381.5	377.9	373.8
Common Stock Price Range (based on closing price):
High	108.01	114.00	121.38	121.06	105.49
Low	95.71	100.05	102.05	91.33	85.78
Close	105.20	108.24	118.17	95.68	85.78
Common Stock market capitalization (1)	39,860	40,731	44,396	35,650	31,661

__________

(1) As of end of period.
(2) Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.
(3) Includes the cumulative impact of net gains and losses resulting from foreign currency exchange rate remeasurement and associated realized investment gains and losses included in net income (loss) and currency translation adjustments corresponding to realized investment gains and losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2022

OPERATIONS HIGHLIGHTS

	2021		2022
	3Q	4Q	1Q	2Q	3Q

Assets Under Management and Administration (in billions) (1)(2):
PGIM:
Institutional customers	625.3	629.4	593.7	560.7	536.3
Retail customers	395.4	401.4	364.7	314.3	298.1
General account	493.2	493.0	456.2	382.4	371.8
Total PGIM	1,513.9	1,523.8	1,414.6	1,257.4	1,206.2
U.S. Businesses	160.0	163.1	151.9	132.2	123.4
International Businesses	12.1	12.8	13.8	13.6	13.8
Corporate and Other	40.6	42.6	39.8	6.4	6.1
Total assets under management	1,726.6	1,742.3	1,620.1	1,409.6	1,349.5
Assets under administration	372.4	382.5	370.7	145.9	139.4
Total assets under management and administration	2,099.0	2,124.8	1,990.8	1,555.5	1,488.9
Distribution Representatives (1):
Prudential Advisors	2,979	2,846	2,835	2,817	2,774
International Life Planners	6,138	6,024	6,056	5,924	5,972
Gibraltar Life Consultants	7,094	7,100	7,022	6,910	6,861
Prudential Advisor Productivity (in thousands)	83	106	76	83	78

__________
(1) As of end of period.
(2) At fair market value.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2022

COMBINED STATEMENTS OF OPERATIONS
(in millions)

	2021		2022			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2021	2022	% change

Revenues (1):
Premiums	12,651	6,723	7,300	6,634	15,724	25,624	29,658	16%
Policy charges and fee income	1,589	1,512	1,454	1,615	1,279	4,474	4,348	-3%
Net investment income	3,666	3,617	3,413	3,241	3,047	10,543	9,701	-8%
Asset management fees, commissions and other income	1,757	1,892	1,490	2,284	1,561	5,396	5,335	-1%
Total revenues	19,663	13,744	13,657	13,774	21,611	46,037	49,042	7%
Benefits and expenses (1):
Insurance and annuity benefits	13,520	7,626	8,035	8,694	16,513	27,742	33,242	20%
Interest credited to policyholders' account balances	665	667	655	663	634	2,016	1,952	-3%
Interest expense	367	362	364	401	407	1,112	1,172	5%
Deferral of acquisition costs	(646)	(599)	(581)	(522)	(531)	(1,945)	(1,634)	16%
Amortization of acquisition costs	525	510	535	605	499	1,570	1,639	4%
General and administrative expenses	3,388	3,593	3,083	3,061	3,063	9,826	9,207	-6%
Total benefits and expenses	17,819	12,159	12,091	12,902	20,585	40,321	45,578	13%
Adjusted operating income before income taxes	1,844	1,585	1,566	872	1,026	5,716	3,464	-39%
Income taxes, applicable to adjusted operating income	357	358	348	208	223	1,171	779	-33%
After-tax adjusted operating income	1,487	1,227	1,218	664	803	4,545	2,685	-41%
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	98	116	(1,360)	(2,350)	(1,464)	1,511	(5,174)	-442%
Market experience updates	(199)	420	(6)	531	133	330	658	99%
Divested and Run-off Businesses:
Closed Block division	27	48	23	13	(24)	92	12	-87%
Other Divested and Run-off Businesses	48	284	(299)	402	(76)	432	27	-94%
Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(3)	12	(22)	21	(22)	(53)	(23)	57%
Other adjustments (2)	(9)	(1,077)	(17)	—	(10)	(35)	(27)	23%
Total reconciling items, before income taxes	(38)	(197)	(1,681)	(1,383)	(1,463)	2,277	(4,527)	-299%
Income taxes, not applicable to adjusted operating income	(98)	(188)	(417)	(197)	(371)	333	(985)	-396%
Total reconciling items, after income taxes	60	(9)	(1,264)	(1,186)	(1,092)	1,944	(3,542)	-282%
Income (loss) before income taxes and equity in earnings of operating joint ventures	1,806	1,388	(115)	(511)	(437)	7,993	(1,063)	-113%
Income tax expense (benefit)	259	170	(69)	11	(148)	1,504	(206)	-114%
Income (loss) before equity in earnings of operating joint ventures	1,547	1,218	(46)	(522)	(289)	6,489	(857)	-113%
Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	(17)	(10)	15	(43)	5	27	(23)	-185%
Income (loss) attributable to Prudential Financial, Inc.	1,530	1,208	(31)	(565)	(284)	6,516	(880)	-114%
Earnings attributable to noncontrolling interests	35	34	(13)	(7)	(6)	36	(26)	-172%
Net income (loss)	1,565	1,242	(44)	(572)	(290)	6,552	(906)	-114%
Less: Income (loss) attributable to noncontrolling interests	35	34	(13)	(7)	(6)	36	(26)	-172%
Net income (loss) attributable to Prudential Financial, Inc.	1,530	1,208	(31)	(565)	(284)	6,516	(880)	-114%
__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, revenues of Divested and Run-off Businesses, and changes in the fair value of contingent consideration associated with the Assurance IQ acquisition, and include revenues representing equity in earnings of operating joint ventures other than those classified as Divested and Run-off Businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, benefits and expenses of Divested and Run-off Businesses, and certain components of the Assurance IQ acquisition which are recognized as compensation expense over the requisite service periods and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates. See pages 37 and 38 for reconciliation.
(2) Represents adjustments not included in the above reconciling items, including a goodwill impairment that resulted in a charge of $837 million after-tax, $1,060 million pre-tax, in fourth quarter of 2021 related to Assurance IQ. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of the associated contingent consideration.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2022

CONSOLIDATED BALANCE SHEETS
(in millions)

	09/30/2021	12/31/2021	03/31/2022	06/30/2022	09/30/2022

Assets:
Investments:
Fixed maturities, available-for-sale, at fair value
(net of allowance for credit losses $92; $114; $192; $109; $151) (amortized cost $332,957; $333,459; $332,640; $319,003; $325,957)	373,252	372,410	344,957	306,655	295,841
Fixed maturities, held-to-maturity, at amortized cost, net of allowance for credit losses
(net of allowance for credit losses $6; $5; $4; $3; $2) (fair value $1,956; $1,803; $1,679; $1,475; $1,371)	1,644	1,514	1,432	1,280	1,199
Fixed maturities, trading, at fair value
(amortized cost $9,583; $8,741; $8,262; $7,354; $7,268)	9,548	8,823	7,724	6,272	5,690
Assets supporting experience-rated contractholder liabilities, at fair value	3,424	3,358	3,184	2,785	2,580
Equity securities, at fair value
(cost $5,100; $5,815; $4,872; $4,502; $5,378)	7,727	8,574	7,397	6,402	6,882
Commercial mortgage and other loans
(net of allowance for credit losses $117; $119; $121; $196; $218)	57,786	58,666	59,304	56,840	56,896
Policy loans	10,471	10,386	10,207	10,024	9,920
Other invested assets
(net of allowance for credit losses $2; $2; $2; $1; $1)	20,205	21,833	21,540	21,310	21,050
Short-term investments
(net of allowance for credit losses $0; $0; $0; $0; $5)	4,733	6,635	4,592	6,828	5,181
Total investments	488,790	492,199	460,337	418,396	405,239
Cash and cash equivalents	15,605	12,888	14,086	14,359	20,104
Accrued investment income	2,808	2,855	2,838	2,798	2,888
Deferred policy acquisition costs	18,067	18,192	18,479	18,632	19,334
Value of business acquired	815	771	714	571	532
Income tax assets	—	—	—	696	3,831
Other assets
(net of allowance for credit losses $16; $19; $20; $21; $21) (1)	164,645	164,532	151,991	34,534	31,303
Separate account assets	241,852	246,145	229,621	205,613	194,525
Total assets	932,582	937,582	878,066	695,599	677,756
Liabilities:
Future policy benefits	291,721	290,784	284,380	275,096	278,262
Policyholders' account balances	122,337	122,633	122,465	130,352	131,679
Securities sold under agreements to repurchase	9,899	10,185	9,085	8,006	8,223
Cash collateral for loaned securities	4,382	4,251	4,771	5,741	5,865
Income tax liabilities	10,540	9,513	4,501	—	—
Senior short-term debt	909	722	544	558	767
Senior long-term debt	11,070	11,003	11,082	11,008	10,810
Junior subordinated long-term debt	7,617	7,619	8,607	8,604	9,088
Other liabilities
(net of allowance for credit losses $21; $21; $19; $18; $17) (1)	169,414	171,845	158,072	21,471	21,139
Notes issued by consolidated variable interest entities	282	274	260	232	218
Separate account liabilities	241,852	246,145	229,621	205,613	194,525
Total liabilities	870,023	874,974	833,388	666,681	660,576
Equity:
Accumulated other comprehensive income (loss)	21,836	21,324	4,205	(10,178)	(20,874)
Other equity	40,051	40,552	39,773	38,413	37,376
Total Prudential Financial, Inc. equity	61,887	61,876	43,978	28,235	16,502
Noncontrolling interests	672	732	700	683	678
Total equity	62,559	62,608	44,678	28,918	17,180
Total liabilities and equity	932,582	937,582	878,066	695,599	677,756

__________
(1) September 30, 2021, December 31, 2021 and March 31, 2022 balances include the carrying amounts of Assets and Liabilities "held-for-sale" related to the April 2022 dispositions of the Full Service Retirement Business and a portion of Individual Retirement Strategies' Traditional Variable Annuity Block of Business.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2022

COMBINING BALANCE SHEETS
(in millions)
	As of September 30, 2022

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Businesses	International Businesses	Corporate and Other
Assets:
Total investments	405,239	48,093	357,146	4,148	172,786	160,423	19,789
Deferred policy acquisition costs	19,334	175	19,159	—	11,939	7,565	(345)
Other assets	58,658	1,627	57,031	4,259	30,075	10,860	11,837
Separate account assets	194,525	—	194,525	41,537	156,473	—	(3,485)
Total assets	677,756	49,895	627,861	49,944	371,273	178,848	27,796
Liabilities:
Future policy benefits	278,262	44,615	233,647	—	108,846	115,247	9,554
Policyholders' account balances	131,679	4,634	127,045	—	74,759	44,007	8,279
Debt	20,665	—	20,665	1,818	7,894	235	10,718
Other liabilities	35,445	2,496	32,949	3,264	12,099	9,313	8,273
Separate account liabilities	194,525	—	194,525	41,537	156,473	—	(3,485)
Total liabilities	660,576	51,745	608,831	46,619	360,071	168,802	33,339
Equity:
Accumulated other comprehensive loss	(20,874)	(500)	(20,374)	(228)	(10,362)	(6,670)	(3,114)
Other equity	37,376	(1,362)	38,738	2,530	21,479	16,677	(1,948)
Total Prudential Financial, Inc. equity	16,502	(1,862)	18,364	2,302	11,117	10,007	(5,062)
Noncontrolling interests	678	12	666	1,023	85	39	(481)
Total equity	17,180	(1,850)	19,030	3,325	11,202	10,046	(5,543)
Total liabilities and equity	677,756	49,895	627,861	49,944	371,273	178,848	27,796

	As of December 31, 2021

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Businesses	International Businesses	Corporate and Other
Assets:
Total investments	492,199	58,800	433,399	4,808	191,928	204,475	32,188
Deferred policy acquisition costs	18,192	188	18,004	—	10,714	7,658	(368)
Other assets (1)	181,046	991	180,055	4,828	70,007	10,603	94,617
Separate account assets	246,145	—	246,145	43,930	205,951	—	(3,736)
Total assets	937,582	59,979	877,603	53,566	478,600	222,736	122,701
Liabilities:
Future policy benefits	290,784	45,596	245,188	—	108,439	127,661	9,088
Policyholders' account balances	122,633	4,737	117,896	—	59,987	49,503	8,406
Debt	19,344	—	19,344	1,698	8,513	166	8,967
Other liabilities (1)	196,068	11,086	184,982	4,192	65,038	16,125	99,627
Separate account liabilities	246,145	—	246,145	43,930	205,951	—	(3,736)
Total liabilities	874,974	61,419	813,555	49,820	447,928	193,455	122,352
Equity:
Accumulated other comprehensive income	21,324	(46)	21,370	(48)	9,218	12,182	18
Other equity	40,552	(1,406)	41,958	2,721	21,362	17,062	813
Total Prudential Financial, Inc. equity	61,876	(1,452)	63,328	2,673	30,580	29,244	831
Noncontrolling interests	732	12	720	1,073	92	37	(482)
Total equity	62,608	(1,440)	64,048	3,746	30,672	29,281	349
Total liabilities and equity	937,582	59,979	877,603	53,566	478,600	222,736	122,701

______________
(1) Balances include the carrying amounts of Assets and Liabilities "held-for-sale" related to the April 2022 dispositions of the Full Service Retirement Business and a portion of Individual Retirement Strategies' Traditional Variable Annuity Block of Business.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2022

SHORT-TERM AND LONG-TERM DEBT - UNAFFILIATED
(in millions)

	As of September 30, 2022				As of December 31, 2021
	Senior Debt				Senior Debt
	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt

Borrowings by use of proceeds:
Capital Debt	100	4,878	9,088	14,066	98	4,975	7,619	12,692
Operating Debt	501	5,581	—	6,082	420	5,650	—	6,070
Limited recourse and non-recourse borrowing	166	351	—	517	204	378	—	582
Total Debt	767	10,810	9,088	20,665	722	11,003	7,619	19,344

	As of September 30, 2022				As of December 31, 2021
		The Prudential				The Prudential
	Prudential	Insurance Company	Other		Prudential	Insurance Company	Other
	Financial, Inc.	of America (1)(2)	Affiliates	Total Debt	Financial, Inc.	of America (1)(2)	Affiliates	Total Debt

Borrowings by sources:
Capital Debt	13,578	445	43	14,066	12,096	444	152	12,692
Operating Debt	5,606	476	—	6,082	5,602	468	—	6,070
Limited recourse and non-recourse borrowing	—	178	339	517	—	274	308	582
Total Debt	19,184	1,099	382	20,665	17,698	1,186	460	19,344

__________

(1) Includes Prudential Funding, LLC.
(2) Capital Debt at The Prudential Insurance Company of America includes $345 million of surplus notes as of September 30, 2022 and $344 million as of December 31, 2021.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2022

STATEMENTS OF OPERATIONS - PGIM
(in millions)

	2021		2022			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2021	2022	% change

Revenues (1):
Premiums	—	—	—	—	—	—	—	—
Policy charges and fee income	—	—	—	—	—	—	—	—
Net investment income	13	47	(4)	(14)	56	110	38	-65%
Asset management fees, commissions and other income	1,059	1,051	930	843	851	3,285	2,624	-20%
Total revenues	1,072	1,098	926	829	907	3,395	2,662	-22%
Benefits and expenses (1):
Insurance and annuity benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	—	—	—	—	—	—	—	—
Interest expense	6	6	6	10	14	19	30	58%
Deferral of acquisition costs	(1)	(1)	(1)	—	(1)	(4)	(2)	50%
Amortization of acquisition costs	2	1	1	1	1	5	3	-40%
General and administrative expenses	738	742	732	612	674	2,082	2,018	-3%
Total benefits and expenses	745	748	738	623	688	2,102	2,049	-3%
Adjusted operating income before income taxes	327	350	188	206	219	1,293	613	-53%
Total revenues	1,072	1,098	926	829	907	3,395	2,662	-22%
Less: Passthrough distribution revenue	30	29	19	29	19	91	67	-26%
Less: Revenue associated with consolidations	46	19	15	(21)	8	52	2	-96%
Total adjusted revenues (2)	996	1,050	892	821	880	3,252	2,593	-20%
Adjusted operating margin (2)(3)	32.8%	33.3%	21.1%	25.1%	24.9%	39.8%	23.6%

__________

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses include charges for income attributable to noncontrolling interests and exclude certain components of the consideration for acquisitions.
(2) Not calculated in accordance with GAAP. Adjusted revenue excludes passthrough distribution revenue and revenue associated with consolidations. Adjusted operating income before income taxes as a percentage of total adjusted revenues.
(3) Reported Operating Margin based on total revenues is 24.2%, 24.8%, 20.3%, 31.9%, and 30.5% for the three months ended September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021, and September 30, 2021, respectively, and 23.0% and 38.1% for the nine months ended September 30, 2022 and September 30, 2021, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2022

PGIM - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION

			2022
	2021					Year-to-date
	3Q	4Q	1Q	2Q	3Q	2021	2022	% change
Supplementary Revenue Information (in millions):
Analysis of revenues by type:
Asset management fees	847	857	809	756	742	2,445	2,307	-6%
Other related revenues (1)	92	143	19	17	80	260	116	-55%
Service, distribution and other revenues	133	98	98	56	85	690	239	-65%
Total PGIM revenues	1,072	1,098	926	829	907	3,395	2,662	-22%
Analysis of asset management fees by source:
Institutional customers	366	376	363	357	364	1,063	1,084	2%
Retail customers	332	334	301	274	256	941	831	-12%
General account	149	147	145	125	122	441	392	-11%
Total asset management fees	847	857	809	756	742	2,445	2,307	-6%

Supplementary Assets Under Management Information (at fair market value) (in billions):
	September 30, 2022
	Public Equity	Public Fixed Income	Real Estate	Private Credit and Other Alternatives	Multi-Asset	Total
Institutional customers	46.8	384.8	74.1	29.4	1.2	536.3
Retail customers	94.0	131.4	2.1	0.9	69.7	298.1
General account	3.3	246.3	52.8	69.4	—	371.8
Total	144.1	762.5	129.0	99.7	70.9	1,206.2

	September 30, 2021
	Public Equity	Public Fixed Income	Real Estate	Private Credit and Other Alternatives	Multi-Asset	Total
Institutional customers	63.1	470.8	57.7	27.2	6.5	625.3
Retail customers	140.6	176.7	1.9	0.6	75.6	395.4
General account	4.7	338.1	69.1	81.3	—	493.2
Total	208.4	985.6	128.7	109.1	82.1	1,513.9
__________
(1) Other related revenues, net of related expenses are $47 million, $2 million, $8 million, $87 million, and $56 million for the three months ended September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021, and September 30, 2021, respectively, and $57 million and $175 million for the nine months ended September 30, 2022 and September 30, 2021, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2022

PGIM - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION
(in billions)

	2021		2022			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2021	2022

Institutional Customers - Assets Under Management (at fair market value):
Assets gathered by Investment Management & Advisory Services sales force:
Beginning assets under management	555.6	562.4	568.0	536.9	539.7	550.2	568.0
Additions	14.0	20.2	16.8	24.6	16.4	58.2	57.8
Withdrawals	(13.3)	(16.7)	(16.5)	(16.5)	(15.8)	(50.8)	(48.8)
Change in market value	1.7	4.0	(34.2)	(46.5)	(22.1)	1.1	(102.8)
Net money market flows	(1.1)	(1.9)	4.4	(3.4)	(0.9)	(2.8)	0.1
Other	5.5	—	(1.6)	44.6	(0.7)	6.5	42.3
Ending assets under management	562.4	568.0	536.9	539.7	516.6	562.4	516.6
Affiliated institutional assets under management	62.9	61.4	56.8	21.0	19.7	62.9	19.7
Total assets managed for institutional customers at end of period	625.3	629.4	593.7	560.7	536.3	625.3	536.3
Net institutional additions, excluding money market activity	0.7	3.5	0.3	8.1	0.6	7.4	9.0
Retail Customers - Assets Under Management (at fair market value):
Assets gathered by Investment Management & Advisory Services sales force:
Beginning assets under management	266.0	262.8	265.8	238.7	204.0	252.5	265.8
Additions	16.9	23.7	20.2	16.1	13.5	65.8	49.8
Withdrawals	(17.3)	(27.3)	(24.8)	(24.4)	(18.1)	(62.1)	(67.3)
Change in market value	1.0	5.0	(22.5)	(33.0)	(5.5)	11.8	(61.0)
Net money market flows	0.3	0.1	0.6	0.3	—	0.6	0.9
Other	(4.1)	1.5	(0.6)	6.3	(1.7)	(5.8)	4.0
Ending assets under management	262.8	265.8	238.7	204.0	192.2	262.8	192.2
Affiliated retail assets under management	132.6	135.6	126.0	110.3	105.9	132.6	105.9
Total assets managed for retail customers at end of period	395.4	401.4	364.7	314.3	298.1	395.4	298.1
Net retail additions (withdrawals), excluding money market activity	(0.4)	(3.6)	(4.6)	(8.3)	(4.6)	3.7	(17.5)

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2022

COMBINED STATEMENTS OF OPERATIONS - U.S. BUSINESSES
(in millions)

	2021		2022			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2021	2022	% change

Revenues (1):
Premiums	8,639	3,054	3,074	3,271	12,134	13,668	18,479	35%
Policy charges and fee income	1,519	1,440	1,377	1,528	1,194	4,255	4,099	-4%
Net investment income	2,110	2,006	1,998	1,802	1,732	5,930	5,532	-7%
Asset management fees, commissions and other income	880	991	809	1,760	822	2,540	3,391	34%
Total revenues	13,148	7,491	7,258	8,361	15,882	26,393	31,501	19%
Benefits and expenses (1):
Insurance and annuity benefits	9,946	4,349	4,278	5,608	13,198	17,193	23,084	34%
Interest credited to policyholders' account balances	436	438	430	450	418	1,311	1,298	-1%
Interest expense	200	201	202	217	199	597	618	4%
Deferral of acquisition costs	(294)	(301)	(258)	(253)	(250)	(939)	(761)	19%
Amortization of acquisition costs	247	247	241	323	173	734	737	—%
General and administrative expenses	1,523	1,662	1,422	1,646	1,442	4,517	4,510	—%
Total benefits and expenses	12,058	6,596	6,315	7,991	15,180	23,413	29,486	26%
Adjusted operating income before income taxes	1,090	895	943	370	702	2,980	2,015	-32%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, and changes in the fair value of contingent consideration associated with the Assurance IQ acquisition. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, goodwill impairment and certain components of the Assurance IQ acquisition which are recognized as compensation expense over the requisite service periods and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2022

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT STRATEGIES
(in millions)

	2021		2022			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2021	2022	% change

Revenues (1):
Premiums	7,202	1,522	1,592	1,802	10,670	9,373	14,064	50%
Policy charges and fee income	672	664	615	507	471	1,990	1,593	-20%
Net investment income	1,301	1,221	1,230	1,070	1,028	3,625	3,328	-8%
Asset management fees, commissions and other income	471	460	413	1,399	464	1,357	2,276	68%
Total revenues	9,646	3,867	3,850	4,778	12,633	16,345	21,261	30%
Benefits and expenses (1):
Insurance and annuity benefits	7,735	2,011	2,031	2,301	11,217	10,795	15,549	44%
Interest credited to policyholders' account balances	177	173	167	181	146	534	494	-7%
Interest expense	9	7	8	15	(10)	25	13	-48%
Deferral of acquisition costs	(95)	(87)	(81)	(87)	(80)	(302)	(248)	18%
Amortization of acquisition costs	146	142	134	111	114	439	359	-18%
General and administrative expenses	604	592	551	554	568	1,804	1,673	-7%
Total benefits and expenses	8,576	2,838	2,810	3,075	11,955	13,295	17,840	34%
Adjusted operating income before income taxes	1,070	1,029	1,040	1,703	678	3,050	3,421	12%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2022

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT STRATEGIES - INSTITUTIONAL RETIREMENT STRATEGIES
(in millions)

	2021		2022			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2021	2022	% change

Revenues (1):
Premiums	7,178	1,502	1,554	1,799	10,657	9,293	14,010	51%
Policy charges and fee income	9	9	8	10	10	27	28	4%
Net investment income	1,054	990	968	892	824	2,931	2,684	-8%
Asset management fees, commissions and other income	145	139	113	93	75	407	281	-31%
Total revenues	8,386	2,640	2,643	2,794	11,566	12,658	17,003	34%
Benefits and expenses (1):
Insurance and annuity benefits	7,662	1,950	1,935	2,259	11,164	10,575	15,358	45%
Interest credited to policyholders' account balances	85	84	81	76	102	264	259	-2%
Interest expense	4	3	4	(2)	6	11	8	-27%
Deferral of acquisition costs	(8)	(3)	(2)	(3)	(10)	(15)	(15)	—%
Amortization of acquisition costs	9	5	5	3	11	17	19	12%
General and administrative expenses	63	58	52	63	60	171	175	2%
Total benefits and expenses	7,815	2,097	2,075	2,396	11,333	11,023	15,804	43%
Adjusted operating income before income taxes	571	543	568	398	233	1,635	1,199	-27%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2022

U.S. BUSINESSES - RETIREMENT STRATEGIES - INSTITUTIONAL RETIREMENT STRATEGIES SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2021		2022			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2021	2022

Beginning total account value	243,843	246,068	245,720	239,102	234,594	243,387	245,720
Additions	8,045	3,501	2,278	3,700	13,518	18,466	19,496
Withdrawals and benefits	(4,546)	(4,893)	(4,899)	(3,560)	(3,691)	(15,932)	(12,150)
Change in market value, interest credited and interest income	618	570	(1,570)	(2,389)	(553)	1,311	(4,512)
Other (1)	(1,892)	474	(2,427)	(2,259)	(5,555)	(1,164)	(10,241)
Ending total account value	246,068	245,720	239,102	234,594	238,313	246,068	238,313
Net additions (withdrawals)	3,499	(1,392)	(2,621)	140	9,827	2,534	7,346
Amounts included in ending total account value above:
Investment-only stable value wraps	71,962	70,207	68,582	71,125	71,168
International reinsurance (2)(3)	79,993	82,406	81,816	74,021	68,581
Group annuities and other products (3)	94,113	93,107	88,704	89,448	98,564
Ending total account value	246,068	245,720	239,102	234,594	238,313

__________

(1) Other activity includes the effect of foreign exchange rate changes associated with our United Kingdom international reinsurance business; net presentation of receipts and payments related to funding agreements backed commercial paper which typically have maturities of less than 90 days, and changes in asset balances for externally-managed accounts.
(2) Represents notional amounts based on present value of future benefits under international reinsurance contracts.
(3) The amounts for third quarter of 2021 have been reclassified to conform to current period presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2022

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES
(in millions)

	2021			2022		Year-to-date
	3Q	4Q	1Q	2Q	3Q	2021	2022	% change

Revenues (1):
Premiums	24	20	38	3	13	80	54	-33%
Policy charges and fee income	663	655	607	497	461	1,963	1,565	-20%
Net investment income	247	231	262	178	204	694	644	-7%
Asset management fees, commissions and other income	326	321	300	1,306	389	950	1,995	110%
Total revenues	1,260	1,227	1,207	1,984	1,067	3,687	4,258	15%
Benefits and expenses (1):
Insurance and annuity benefits	73	61	96	42	53	220	191	-13%
Interest credited to policyholders' account balances	92	89	86	105	44	270	235	-13%
Interest expense	5	4	4	17	(16)	14	5	-64%
Deferral of acquisition costs	(87)	(84)	(79)	(84)	(70)	(287)	(233)	19%
Amortization of acquisition costs	137	137	129	108	103	422	340	-19%
General and administrative expenses	541	534	499	491	508	1,633	1,498	-8%
Total benefits and expenses	761	741	735	679	622	2,272	2,036	-10%
Adjusted operating income before income taxes	499	486	472	1,305	445	1,415	2,222	57%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2022

U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2021		2022			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2021	2022

Variable Annuities:
Beginning total account value	176,554	172,813	176,439	162,936	117,574	170,546	176,439
Sales: FlexGuard Suite (1)(2)	1,317	1,369	1,405	1,451	1,081	4,370	3,937
Other variable annuities (2)(3)	146	137	114	80	59	478	253
Total sales	1,463	1,506	1,519	1,531	1,140	4,848	4,190
Full surrenders and death benefits	(2,545)	(2,625)	(2,156)	(1,528)	(1,201)	(7,657)	(4,885)
Sales, net of full surrenders and death benefits	(1,082)	(1,119)	(637)	3	(61)	(2,809)	(695)
Partial withdrawals and other benefit payments	(1,237)	(1,522)	(1,371)	(915)	(895)	(3,807)	(3,181)
Net flows	(2,319)	(2,641)	(2,008)	(912)	(956)	(6,616)	(3,876)
Change in market value, interest credited, and other (4)	(518)	7,176	(10,643)	(43,832)	(5,973)	11,622	(60,448)
Policy charges	(904)	(909)	(852)	(618)	(615)	(2,739)	(2,085)
Ending total account value	172,813	176,439	162,936	117,574	110,030	172,813	110,030
Variable Annuities Account Value by Product:
FlexGuard Suite (1)(2)	6,824	8,699	9,625	9,533	10,123	6,824	10,123
Other variable annuities (2)(3)	165,989	167,740	153,311	108,041	99,907	165,989	99,907
Ending total account value	172,813	176,439	162,936	117,574	110,030	172,813	110,030
Fixed Annuities and other products:
Beginning total account value	5,857	5,865	5,866	5,858	5,564	5,734	5,866
Sales	37	45	24	67	249	200	340
Full surrenders and death benefits	(28)	(28)	(32)	(32)	(24)	(91)	(88)
Sales, net of full surrenders and death benefits	9	17	(8)	35	225	109	252
Partial withdrawals and other benefit payments	(97)	(99)	(96)	(79)	(81)	(284)	(256)
Net flows	(88)	(82)	(104)	(44)	144	(175)	(4)
Interest credited and other	96	84	96	(249)	53	306	(100)
Policy charges	—	(1)	—	(1)	(1)	—	(2)
Ending total account value, gross	5,865	5,866	5,858	5,564	5,760	5,865	5,760
Reinsurance ceded	(463)	(477)	(481)	(514)	(637)	(463)	(637)
Ending total account value, net	5,402	5,389	5,377	5,050	5,123	5,402	5,123
SALES BY DISTRIBUTION CHANNEL:
Variable and Fixed Annuities (5):
Insurance Agents	578	635	614	607	563	1,821	1,784
Wirehouses	90	113	84	58	86	355	228
Independent Marketing Organization	3	3	1	2	3	12	6
Independent Financial Planners	762	725	766	843	668	2,654	2,277
Bank Distribution	67	75	78	88	69	206	235
Total	1,500	1,551	1,543	1,598	1,389	5,048	4,530

__________
(1) Includes Prudential FlexGuard and FlexGuard Income.
(2) The amounts for third and fourth quarters of 2021, and first quarter of 2022 have been reclassified to conform to current period presentation.
(3) Includes Prudential Premier Investment (PPI), MyRock and legacy products with and without guaranteed minimum income and withdrawal benefits.
(4) Includes impact from the sale of the Traditional Variable Annuity Block of Business in second quarter of 2022.
(5) Amounts represent gross sales.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2022

U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES ACCOUNT VALUE ACTIVITY
(in millions)

	2021		2022			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2021	2022

Account Values in General Account (1):
Beginning balance	17,102	18,300	20,062	20,928	19,430	13,843	20,062
Premiums and deposits	1,341	1,359	1,366	1,596	1,300	4,493	4,262
Full surrenders and death benefits	(93)	(101)	(106)	(225)	(86)	(294)	(417)
Premiums and deposits net of full surrenders and death benefits	1,248	1,258	1,260	1,371	1,214	4,199	3,845
Partial withdrawals and other benefit payments	(159)	(184)	(174)	(124)	(131)	(470)	(429)
Net flows	1,089	1,074	1,086	1,247	1,083	3,729	3,416
Change in market value, interest credited and other (2)	140	701	72	(2,461)	(240)	736	(2,629)
Net transfers to separate account	(31)	(12)	(292)	(283)	(102)	(8)	(677)
Policy charges	—	(1)	—	(1)	(1)	—	(2)
Ending balance, gross	18,300	20,062	20,928	19,430	20,170	18,300	20,170
Reinsurance ceded	(463)	(477)	(481)	(514)	(637)	(463)	(637)
Ending balance, net	17,837	19,585	20,447	18,916	19,533	17,837	19,533
Account Values in Separate Account (1):
Beginning balance	165,309	160,378	162,243	147,866	103,708	162,437	162,243
Premiums and deposits	159	192	177	2	89	555	268
Full surrenders and death benefits	(2,480)	(2,552)	(2,082)	(1,335)	(1,139)	(7,454)	(4,556)
Premiums and deposits net of full surrenders and death benefits	(2,321)	(2,360)	(1,905)	(1,333)	(1,050)	(6,899)	(4,288)
Partial withdrawals and other benefit payments	(1,175)	(1,437)	(1,293)	(870)	(845)	(3,621)	(3,008)
Net flows	(3,496)	(3,797)	(3,198)	(2,203)	(1,895)	(10,520)	(7,296)
Change in market value, interest credited and other (2)	(562)	6,559	(10,619)	(41,620)	(5,680)	11,192	(57,919)
Net transfers from general account	31	12	292	283	102	8	677
Policy charges	(904)	(909)	(852)	(618)	(615)	(2,739)	(2,085)
Ending balance	160,378	162,243	147,866	103,708	95,620	160,378	95,620

__________
(1) Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company's general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.
(2) Includes impact from the sale of the Traditional Variable Annuity Block of Business in second quarter of 2022.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2022

U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES LIVING BENEFIT FEATURES
(in millions)

	2021		2022
	3Q	4Q	1Q	2Q	3Q

ACCOUNT VALUE AND NET AMOUNT AT RISK (1):
Variable Annuity Account Values
Guaranteed minimum accumulation benefits	1,743	1,702	1,543	546	503
Guaranteed minimum withdrawal benefits	302	302	271	112	102
Guaranteed minimum income benefits	2,430	2,444	2,202	1,631	1,519
Guaranteed minimum withdrawal & income benefits - risk retained by Prudential	133,982	135,293	123,571	87,601	80,866
Guaranteed minimum withdrawal & income benefits - externally reinsured	3,228	3,303	3,068	2,660	2,446
Total	141,685	143,044	130,655	92,550	85,436
Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature - risk retained by Prudential	111,582	113,110	103,805	73,070	67,654
Account Values with Auto-Rebalancing Feature - externally reinsured	3,228	3,303	3,068	2,660	2,446
Account Values without Auto-Rebalancing Feature	26,875	26,631	23,782	16,820	15,336
Total	141,685	143,044	130,655	92,550	85,436
Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature - risk retained by Prudential	3,287	2,931	4,485	5,754	8,174
Net Amount at Risk without Auto-Rebalancing Feature	450	409	734	1,526	2,372
Total	3,737	3,340	5,219	7,280	10,546
__________
(1) At end of period.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2022

U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES DEATH BENEFIT FEATURES
(in millions)

	2021		2022
	3Q	4Q	1Q	2Q	3Q

ACCOUNT VALUE AND NET AMOUNT AT RISK (1):
Variable Annuity Account Values
Return of net deposits:
Account value	130,968	132,265	120,838	84,119	77,643
Net amount at risk	203	199	311	640	1,483
Minimum return, anniversary contract value, or maximum contract value:
Account value	28,912	29,121	26,565	19,122	17,751
Net amount at risk	2,419	2,055	3,187	4,529	5,363
Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	114,810	116,413	106,873	75,730	70,100
Account Values without Auto-Rebalancing Feature	45,070	44,973	40,530	27,511	25,294
Total	159,880	161,386	147,403	103,241	95,394
Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	1,334	1,066	1,910	2,961	3,779
Net Amount at Risk without Auto-Rebalancing Feature	1,288	1,188	1,588	2,208	3,067
Total	2,622	2,254	3,498	5,169	6,846
__________
(1) At end of period.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2022

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - GROUP INSURANCE
(in millions)

	2021		2022			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2021	2022	% change

Revenues (1):
Premiums	1,217	1,259	1,219	1,208	1,216	3,627	3,643	—%
Policy charges and fee income	169	174	181	151	170	521	502	-4%
Net investment income	142	131	124	117	121	407	362	-11%
Asset management fees, commissions and other income	25	26	20	20	20	72	60	-17%
Total revenues	1,553	1,590	1,544	1,496	1,527	4,627	4,567	-1%
Benefits and expenses (1):
Insurance and annuity benefits	1,394	1,493	1,351	1,145	1,201	3,989	3,697	-7%
Interest credited to policyholders' account balances	41	40	36	38	38	131	112	-15%
Interest expense	—	1	1	1	1	2	3	50%
Deferral of acquisition costs	—	(3)	(2)	—	(1)	—	(3)	—%
Amortization of acquisition costs	1	1	1	2	1	4	4	—%
General and administrative expenses	252	263	268	257	260	751	785	5%
Total benefits and expenses	1,688	1,795	1,655	1,443	1,500	4,877	4,598	-6%
Adjusted operating income (loss) before income taxes	(135)	(205)	(111)	53	27	(250)	(31)	88%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2022

U.S. BUSINESSES - GROUP INSURANCE SUPPLEMENTARY INFORMATION
(dollar amounts in millions, or as otherwise noted)

	2021		2022			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2021	2022

Annualized New Business Premiums:
Group life	51	23	180	26	67	242	273
Group disability	17	49	130	17	36	172	183
Total	68	72	310	43	103	414	456
Future Policy Benefits (1):
Group life	2,574	2,756	2,606	2,480	2,402
Group disability	2,954	3,030	3,066	3,089	3,098
Total	5,528	5,786	5,672	5,569	5,500
Policyholders' Account Balances (1):
Group life	6,380	6,175	5,992	5,978	5,882
Group disability	131	131	137	133	125
Total	6,511	6,306	6,129	6,111	6,007
Separate Account Liabilities (1):
Group life	27,345	27,097	25,938	23,772	22,789
Group Life Insurance:
Gross premiums, policy charges and fee income (2)	1,004	1,053	1,059	1,103	1,052	3,108	3,214
Earned premiums	915	928	916	887	886	2,742	2,689
Earned policy charges and fee income	148	151	158	127	145	459	430
Benefits ratio (3)	105.2%	109.8%	103.6%	87.7%	91.4%	100.2%	94.4%
Administrative operating expense ratio	11.7%	11.5%	10.7%	10.7%	10.9%	11.2%	10.7%
Persistency ratio	96.5%	96.4%	96.3%	96.4%	96.0%
Group Disability Insurance:
Gross premiums, policy charges and fee income (2)	322	355	340	344	356	953	1,040
Earned premiums	302	331	303	321	330	885	954
Earned policy charges and fee income	21	23	23	24	25	62	72
Benefits ratio (3)	85.9%	87.3%	73.4%	73.0%	72.5%	82.5%	73.0%
Administrative operating expense ratio	32.3%	31.4%	31.1%	32.2%	30.3%	32.4%	31.2%
Persistency ratio	93.5%	93.4%	92.8%	92.4%	90.9%
Total Group Insurance:
Benefits ratio (3)	100.7%	104.3%	96.5%	84.0%	86.6%	96.2%	89.1%
Administrative operating expense ratio	16.8%	16.5%	15.6%	15.9%	15.9%	16.2%	15.8%
Net face amount of policies in force (in billions) (4)	1,976	2,004	2,021	2,068	2,103

__________
(1) As of end of period.
(2) Before returns of premiums to participating policyholders for favorable claims experience.
(3) Benefits ratios excluding the impact of the annual assumption updates and other refinements in the second quarter. Benefits ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 87.1%, 75.5%, and 84.20% for the three months ended June 30, 2022, respectively. Benefits ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 94.2%, 73.8%, 89.2% and 100.2%, 82.4%, 96.2% for the nine months ended September 30, 2022 and September 30, 2021, respectively.
(4) At end of period; net of reinsurance.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2022

U.S. BUSINESSES - STATEMENTS OF OPERATIONS - INDIVIDUAL LIFE
(in millions)

	2021		2022			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2021	2022	% change

Revenues (1):
Premiums	220	273	263	261	248	668	772	16%
Policy charges and fee income	678	602	581	870	553	1,744	2,004	15%
Net investment income	667	653	644	614	582	1,897	1,840	-3%
Asset management fees, commissions and other income	274	279	269	263	240	781	772	-1%
Total revenues	1,839	1,807	1,757	2,008	1,623	5,090	5,388	6%
Benefits and expenses (1):
Insurance and annuity benefits	817	845	896	2,162	780	2,409	3,838	59%
Interest credited to policyholders' account balances	218	225	227	231	234	646	692	7%
Interest expense	187	190	189	198	206	562	593	6%
Deferral of acquisition costs	(199)	(211)	(175)	(166)	(169)	(637)	(510)	20%
Amortization of acquisition costs	100	104	106	210	58	291	374	29%
General and administrative expenses	506	573	463	698	473	1,507	1,634	8%
Total benefits and expenses	1,629	1,726	1,706	3,333	1,582	4,778	6,621	39%
Adjusted operating income (loss) before income taxes	210	81	51	(1,325)	41	312	(1,233)	-495%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2022

U.S. BUSINESSES - INDIVIDUAL LIFE SUPPLEMENTARY INFORMATION
(in millions, or as otherwise noted)

	2021		2022			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2021	2022

ANNUALIZED NEW BUSINESS PREMIUMS (1):
Term life	26	24	24	23	24	91	71
Universal life (2)	19	22	22	22	23	80	67
Variable life	144	136	104	110	103	402	317
Total	189	182	150	155	150	573	455
ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):
Prudential Advisors	35	38	35	33	33	111	101
Third party distribution	154	144	115	122	117	462	354
Total	189	182	150	155	150	573	455
ACCOUNT VALUE ACTIVITY:
Policyholders' Account Balances (3):
Beginning balance	30,567	30,602	30,876	31,079	31,182	29,950	30,876
Premiums and deposits	1,103	691	671	623	639	2,431	1,933
Surrenders and withdrawals	(888)	(386)	(424)	(437)	(348)	(1,486)	(1,209)
Net sales	215	305	247	186	291	945	724
Benefit payments	(77)	(52)	(60)	(60)	(51)	(198)	(171)
Net flows	138	253	187	126	240	747	553
Interest credited and other	312	451	367	404	521	1,121	1,292
Net transfers from separate account	97	88	168	98	89	321	355
Policy charges	(512)	(518)	(519)	(525)	(520)	(1,537)	(1,564)
Ending balance	30,602	30,876	31,079	31,182	31,512	30,602	31,512
Separate Account Liabilities:
Beginning balance	45,502	45,555	48,133	45,226	38,931	41,428	48,133
Premiums and deposits	708	762	658	700	671	2,094	2,029
Surrenders and withdrawals	(258)	(272)	(238)	(237)	(242)	(820)	(717)
Net sales	450	490	420	463	429	1,274	1,312
Benefit payments	(140)	(150)	(146)	(116)	(171)	(428)	(433)
Net flows	310	340	274	347	258	846	879
Change in market value, interest credited and other	147	2,639	(2,699)	(6,231)	(1,532)	4,495	(10,462)
Net transfers to general account	(97)	(88)	(168)	(98)	(89)	(321)	(355)
Policy charges	(307)	(313)	(314)	(313)	(318)	(893)	(945)
Ending balance	45,555	48,133	45,226	38,931	37,250	45,555	37,250
NET FACE AMOUNT IN FORCE (in billions) (4):
Term life	241	299	299	298	297
Universal life (2)	96	99	98	99	99
Variable life	149	152	149	144	143
Total	486	550	546	541	539

__________
(1) Excludes corporate-owned life insurance.
(2) The amounts for third and fourth quarters of 2021 have been reclassified to conform to current period presentation.
(3) Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(4) At end of period; net of reinsurance. Net Face Amount In Force excludes certain policies considered to be non-core business drivers impacting Adjusted Operating Income for Individual Life. Policies within the Closed Block division are not reported through Individual Life.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2022

U.S. BUSINESSES - STATEMENTS OF OPERATIONS - ASSURANCE IQ
(in millions)

	2021		2022			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2021	2022	% change

Revenues (1):
Premiums	—	—	—	—	—	—	—	—
Policy charges and fee income	—	—	—	—	—	—	—	—
Net investment income	—	1	—	1	1	1	2	100%
Asset management fees, commissions and other income	110	226	107	78	98	330	283	-14%
Total revenues	110	227	107	79	99	331	285	-14%
Benefits and expenses (1):
Insurance and annuity benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	—	—	—	—	—	—	—	—
Interest expense	4	3	4	3	2	8	9	13%
Deferral of acquisition costs	—	—	—	—	—	—	—	—
Amortization of acquisition costs	—	—	—	—	—	—	—	—
General and administrative expenses	161	234	140	137	141	455	418	-8%
Total benefits and expenses	165	237	144	140	143	463	427	-8%
Adjusted operating loss before income taxes	(55)	(10)	(37)	(61)	(44)	(132)	(142)	-8%

__________
(1) Revenues exclude changes in the fair value of contingent consideration associated with the Assurance IQ acquisition. Benefits and expenses exclude goodwill impairment and certain components of the Assurance IQ acquisition which are recognized as compensation expense over the requisite service periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2022

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES
(in millions)

	2021		2022			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2021	2022	% change

Revenues (1):
Premiums	4,021	3,682	4,234	3,363	3,597	11,979	11,194	-7%
Policy charges and fee income	86	88	92	101	98	263	291	11%
Net investment income	1,376	1,373	1,297	1,286	1,112	4,030	3,695	-8%
Asset management fees, commissions and other income	135	130	103	(14)	51	370	140	-62%
Total revenues	5,618	5,273	5,726	4,736	4,858	16,642	15,320	-8%
Benefits and expenses (1):
Insurance and annuity benefits	3,573	3,289	3,764	3,083	3,314	10,561	10,161	-4%
Interest credited to policyholders' account balances	195	195	191	179	182	604	552	-9%
Interest expense	1	3	3	5	11	3	19	533%
Deferral of acquisition costs	(367)	(307)	(328)	(286)	(289)	(1,048)	(903)	14%
Amortization of acquisition costs	291	276	305	291	337	872	933	7%
General and administrative expenses	1,038	988	990	909	873	3,089	2,772	-10%
Total benefits and expenses	4,731	4,444	4,925	4,181	4,428	14,081	13,534	-4%
Adjusted operating income before income taxes	887	829	801	555	430	2,561	1,786	-30%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2022

STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES - LIFE PLANNER
(in millions)

	2021		2022			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2021	2022	% change

Revenues (1):
Premiums	1,983	1,829	2,225	1,762	1,813	6,077	5,800	-5%
Policy charges and fee income	53	51	53	49	51	156	153	-2%
Net investment income	580	582	574	555	435	1,662	1,564	-6%
Asset management fees, commissions and other income	79	73	72	59	57	213	188	-12%
Total revenues	2,695	2,535	2,924	2,425	2,356	8,108	7,705	-5%
Benefits and expenses (1):
Insurance and annuity benefits	1,778	1,658	1,979	1,636	1,647	5,419	5,262	-3%
Interest credited to policyholders' account balances	47	49	49	45	46	144	140	-3%
Interest expense	1	2	2	3	6	2	11	450%
Deferral of acquisition costs	(173)	(165)	(176)	(145)	(141)	(518)	(462)	11%
Amortization of acquisition costs	128	122	145	128	158	388	431	11%
General and administrative expenses	439	441	447	415	386	1,327	1,248	-6%
Total benefits and expenses	2,220	2,107	2,446	2,082	2,102	6,762	6,630	-2%
Adjusted operating income before income taxes	475	428	478	343	254	1,346	1,075	-20%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2022

STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES - GIBRALTAR LIFE AND OTHER
(in millions)

	2021		2022			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2021	2022	% change

Revenues (1):
Premiums	2,038	1,853	2,009	1,601	1,784	5,902	5,394	-9%
Policy charges and fee income	33	37	39	52	47	107	138	29%
Net investment income	796	791	723	731	677	2,368	2,131	-10%
Asset management fees, commissions and other income	56	57	31	(73)	(6)	157	(48)	-131%
Total revenues	2,923	2,738	2,802	2,311	2,502	8,534	7,615	-11%
Benefits and expenses (1):
Insurance and annuity benefits	1,795	1,631	1,785	1,447	1,667	5,142	4,899	-5%
Interest credited to policyholders' account balances	148	146	142	134	136	460	412	-10%
Interest expense	—	1	1	2	5	1	8	700%
Deferral of acquisition costs	(194)	(142)	(152)	(141)	(148)	(530)	(441)	17%
Amortization of acquisition costs	163	154	160	163	179	484	502	4%
General and administrative expenses	599	547	543	494	487	1,762	1,524	-14%
Total benefits and expenses	2,511	2,337	2,479	2,099	2,326	7,319	6,904	-6%
Adjusted operating income before income taxes	412	401	323	212	176	1,215	711	-41%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2022

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION
(in millions)

	2021		2022			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2021	2022

Actual exchange rate basis (1):
Net premiums, policy charges and fee income:
Japan, excluding Gibraltar Life	1,845	1,687	2,065	1,580	1,623	5,698	5,268
Gibraltar Life	2,071	1,890	2,048	1,653	1,831	6,009	5,532
All other countries	191	193	213	231	241	535	685
Total	4,107	3,770	4,326	3,464	3,695	12,242	11,485
Annualized new business premiums:
Japan, excluding Gibraltar Life	183	174	200	159	138	573	497
Gibraltar Life	270	211	205	231	198	789	634
All other countries	51	53	56	67	77	140	200
Total	504	438	461	457	413	1,502	1,331
Annualized new business premiums by distribution channel:
Life Planners	234	227	256	226	215	713	697
Gibraltar Life Consultants	150	93	100	140	125	392	365
Banks	71	68	52	33	34	250	119
Independent Agency	49	50	53	58	39	147	150
Total	504	438	461	457	413	1,502	1,331
Constant exchange rate basis (2):
Net premiums, policy charges and fee income:
Japan, excluding Gibraltar Life	1,896	1,763	2,184	1,747	1,844	5,813	5,775
Gibraltar Life	2,123	1,966	2,165	1,824	2,057	6,135	6,046
All other countries	201	215	225	231	253	573	709
Total	4,220	3,944	4,574	3,802	4,154	12,521	12,530
Annualized new business premiums:
Japan, excluding Gibraltar Life	186	178	208	174	160	580	542
Gibraltar Life	272	212	207	240	206	793	653
All other countries	51	58	57	66	81	144	204
Total	509	448	472	480	447	1,517	1,399
Annualized new business premiums by distribution channel:
Life Planners	237	236	265	240	241	724	746
Gibraltar Life Consultants	151	93	101	145	130	394	376
Banks	71	68	52	33	34	250	119
Independent Agency	50	51	54	62	42	149	158
Total	509	448	472	480	447	1,517	1,399

__________
(1) Translated based on applicable average exchange rates for the period shown.
(2) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 104 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2022

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2021		2022
	3Q	4Q	1Q	2Q	3Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	386	386	385	384	381
Gibraltar Life	358	357	355	348	345
All other countries	39	40	42	42	45
Total	783	783	782	774	771
Number of individual policies in force at end of period (in thousands) (3):
Japan, excluding Gibraltar Life	4,385	4,405	4,436	4,447	4,455
Gibraltar Life	6,941	6,907	6,868	6,805	6,765
All other countries	636	652	664	682	704
Total	11,962	11,964	11,968	11,934	11,924
International life insurance individual policy persistency:
Life Planner:
13 months	93.1%	93.1%	92.8%	92.7%	92.4%
25 months	87.0%	86.7%	85.9%	85.4%	85.6%
Gibraltar Life (4):
13 months	95.7%	95.9%	95.9%	95.7%	95.5%
25 months	89.8%	89.9%	90.1%	90.2%	90.8%
Number of Life Planners at end of period:
Japan	4,630	4,566	4,557	4,481	4,481
All other countries	1,508	1,458	1,499	1,443	1,491
Total Life Planners	6,138	6,024	6,056	5,924	5,972
Gibraltar Life Consultants	7,094	7,100	7,022	6,910	6,861

__________
(1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 104 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.
(2) Net of reinsurance.
(3) Direct business only; policy count includes annuities.
(4) Reflects business sold by Life Consultants and Independent Agents.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2022

STATEMENTS OF OPERATIONS - CORPORATE AND OTHER
(in millions)

	2021		2022			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2021	2022	% change

Revenues (1):
Premiums	(9)	(13)	(8)	—	(7)	(23)	(15)	35%
Policy charges and fee income	(16)	(16)	(15)	(14)	(13)	(44)	(42)	5%
Net investment income	167	191	122	167	147	473	436	-8%
Asset management fees, commissions and other income	(317)	(280)	(352)	(305)	(163)	(799)	(820)	-3%
Total revenues	(175)	(118)	(253)	(152)	(36)	(393)	(441)	-12%
Benefits and expenses (1):
Insurance and annuity benefits	1	(12)	(7)	3	1	(12)	(3)	75%
Interest credited to policyholders' account balances	34	34	34	34	34	101	102	1%
Interest expense	160	152	153	169	183	493	505	2%
Deferral of acquisition costs	16	10	6	17	9	46	32	-30%
Amortization of acquisition costs	(15)	(14)	(12)	(10)	(12)	(41)	(34)	17%
General and administrative expenses	89	201	(61)	(106)	74	138	(93)	-167%
Total benefits and expenses	285	371	113	107	289	725	509	-30%
Adjusted operating loss before income taxes	(460)	(489)	(366)	(259)	(325)	(1,118)	(950)	15%
Adjusted operating income (loss) before income taxes comprised as follows:
Investment income	40	63	27	50	38	112	115	3%
Interest expense on debt	(209)	(199)	(198)	(209)	(213)	(628)	(620)	1%
Long-term and deferred compensation expense	(8)	(10)	(46)	12	(11)	(72)	(45)	38%
Other (2)	(283)	(343)	(149)	(112)	(139)	(530)	(400)	25%
Adjusted operating loss before income taxes	(460)	(489)	(366)	(259)	(325)	(1,118)	(950)	15%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Revenues and Benefits and expenses include consolidating adjustments.
(2) Includes pension and employee benefits and other corporate activities, including consolidating adjustments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2022
INVESTMENT PORTFOLIO COMPOSITION
(in millions)
	September 30, 2022						December 31, 2021
		Closed	PFI Excluding					Closed	PFI Excluding
	Total	Block	Closed Block Division				Total	Block	Closed Block Division
	Portfolio	Division	Amount	% of Total			Portfolio	Division	Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	235,769	20,922	214,847	61.3%			305,035	28,167	276,868	65.0%
Public, held-to-maturity, at amortized cost, net of allowance (1)	1,128	—	1,128	0.3%			1,413	—	1,413	0.3%
Private, available-for-sale, at fair value	59,590	8,694	50,896	14.5%			66,897	10,237	56,660	13.3%
Private, held-to-maturity, at amortized cost, net of allowance (1)	71	—	71	0.1%			101	—	101	0.1%
Fixed maturities, trading, at fair value	5,492	887	4,605	1.3%			8,610	1,137	7,473	1.8%
Assets supporting experience-rated contractholder liabilities, at fair value	2,580	—	2,580	0.7%			3,358	—	3,358	0.8%
Equity securities, at fair value	6,252	1,599	4,653	1.3%			7,875	2,288	5,587	1.3%
Commercial mortgage and other loans, at book value, net of allowance	55,908	8,070	47,838	13.6%			57,387	8,241	49,146	11.6%
Policy loans, at outstanding balance	9,920	3,666	6,254	1.8%			10,386	3,815	6,571	1.5%
Other invested assets, net of allowance (2)	17,139	4,118	13,021	3.7%			16,843	4,358	12,485	2.9%
Short-term investments, net of allowance	5,174	137	5,037	1.4%			6,600	557	6,043	1.4%
Subtotal (3)	399,023	48,093	350,930	100.0%			484,505	58,800	425,705	100.0%
Invested assets of other entities and operations (4)	6,216	—	6,216				7,694	—	7,694
Total investments	405,239	48,093	357,146				492,199	58,800	433,399

Fixed Maturities by Credit Quality (3)(5):	September 30, 2022						December 31, 2021
	PFI Excluding Closed Block Division						PFI Excluding Closed Block Division
		Gross	Gross					Gross	Gross
	Amortized	Unrealized	Unrealized	Allowance for	Fair		Amortized	Unrealized	Unrealized	Allowance for	Fair
	Cost	Gains	Losses	Credit Losses	Value	% of Total	Cost	Gains	Losses	Credit Losses	Value	% of Total
Public Fixed Maturities:
NAIC Rating (6)
1	184,162	7,811	18,069	4	173,900	80.9%	195,493	27,963	595	—	222,861	80.5%
2	38,842	549	6,314	—	33,077	15.5%	38,830	5,254	148	—	43,936	15.9%
Subtotal - High or Highest Quality Securities	223,004	8,360	24,383	4	206,977	96.4%	234,323	33,217	743	—	266,797	96.4%
3	5,788	113	685	—	5,216	2.4%	6,313	429	196	—	6,546	2.4%
4	2,327	48	360	1	2,014	0.9%	2,642	88	66	1	2,663	0.9%
5	496	13	106	7	396	0.2%	620	45	14	3	648	0.2%
6	347	4	69	38	244	0.1%	249	14	19	30	214	0.1%
Subtotal - Other Securities	8,958	178	1,220	46	7,870	3.6%	9,824	576	295	34	10,071	3.6%
Total	231,962	8,538	25,603	50	214,847	100.0%	244,147	33,793	1,038	34	276,868	100.0%

Private Fixed Maturities:
NAIC Rating (6)
1	14,517	149	2,354	—	12,312	24.2%	12,433	941	71	—	13,303	23.5%
2	35,239	547	5,362	—	30,424	59.8%	31,607	2,029	260	—	33,376	58.9%
Subtotal - High or Highest Quality Securities	49,756	696	7,716	—	42,736	84.0%	44,040	2,970	331	—	46,679	82.4%
3	5,293	68	708	—	4,653	9.1%	5,966	287	39	—	6,214	11.0%
4	2,751	32	250	—	2,533	5.0%	2,833	106	74	8	2,857	5.0%
5	953	4	79	18	860	1.7%	769	23	33	24	735	1.3%
6	153	3	1	41	114	0.2%	185	19	1	28	175	0.3%
Subtotal - Other Securities	9,150	107	1,038	59	8,160	16.0%	9,753	435	147	60	9,981	17.6%
Total	58,906	803	8,754	59	50,896	100.0%	53,793	3,405	478	60	56,660	100.0%
_____________
(1) On an amortized cost basis, net of allowance, as of September 30, 2022, includes $1,055 million (fair value, $1,216 million) and $71 million (fair value, $76 million) of public and private fixed maturities, respectively, classified as “1” highest quality and $73 million (fair value, $79 million) and $0 million (fair value, $0 million) of public and private fixed maturities, respectively, classified as “2” high quality securities based on the NAIC designations. On an amortized cost basis, net of allowance, as of December 31, 2021, includes $1,324 million (fair value, $1,594 million) and $101 million (fair value, $110 million) of public and private fixed maturities, respectively, classified as “1” highest quality and $89 million (fair value, $99 million) and $0 million (fair value, $0 million) of public and private fixed maturities, respectively, classified as “2” high quality securities based on the NAIC designations.
(2) Other invested assets consist of investments in limited partnerships and limited liability companies (“LPs/LLCs”), investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.
(3) Excludes (i) assets of our investment management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as "Separate account assets" on our balance sheet. Also excludes assets "held-for-sale" of $40,669 million as of December 31, 2021.
(4) Includes invested assets of our investment management and derivative operations. Excludes assets of our investment management operations that are managed for third parties and those assets classified as “Separate account assets” on our balance sheet.
(5) Excludes fixed maturity securities classified as trading.
(6) Reflects equivalent ratings for investments of the international operations. Includes, as of September 30, 2022 and December 31, 2021, 684 securities with amortized cost of $6,674 million (fair value $5,992 million) and 617 securities with amortized cost of $4,547 million (fair value $4,596 million), respectively, that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2022

INVESTMENT PORTFOLIO COMPOSITION - JAPANESE INSURANCE OPERATIONS AND EXCLUDING JAPANESE INSURANCE OPERATIONS (1)
(in millions)

	September 30, 2022		December 31, 2021
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	109,042	68.8%	146,600	72.2%
Public, held-to-maturity, at amortized cost, net of allowance	1,128	0.7%	1,413	0.7%
Private, available-for-sale, at fair value	18,390	11.6%	21,079	10.4%
Private, held-to-maturity, at amortized cost, net of allowance	71	0.1%	101	0.1%
Fixed maturities, trading, at fair value	587	0.4%	839	0.4%
Assets supporting experience-rated contractholder liabilities, at fair value	2,580	1.6%	3,328	1.6%
Equity securities, at fair value	1,606	1.0%	2,187	1.1%
Commercial mortgage and other loans, at book value, net of allowance	18,283	11.5%	19,969	9.8%
Policy loans, at outstanding balance	2,434	1.5%	2,726	1.3%
Other invested assets (3)	4,311	2.7%	4,203	2.1%
Short-term investments, net of allowance	171	0.1%	692	0.3%
Total	158,603	100.0%	203,137	100.0%

	September 30, 2022		December 31, 2021
	Amount	% of Total	Amount	% of Total
Excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	105,805	55.0%	130,268	58.5%
Public, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Private, available-for-sale, at fair value	32,506	16.9%	35,581	16.0%
Private, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Fixed maturities, trading, at fair value	4,018	2.1%	6,634	3.0%
Assets supporting experience-rated contractholder liabilities, at fair value	—	0.0%	30	0.0%
Equity securities, at fair value	3,047	1.6%	3,400	1.6%
Commercial mortgage and other loans, at book value, net of allowance	29,555	15.4%	29,177	13.1%
Policy loans, at outstanding balance	3,820	2.0%	3,845	1.7%
Other invested assets, net of allowance (3)	8,710	4.5%	8,282	3.7%
Short-term investments, net of allowance	4,866	2.5%	5,351	2.4%
Total (4)	192,327	100.0%	222,568	100.0%
__________
(1) Excludes Closed Block division.
(2) Excludes assets classified as "Separate account assets" on our balance sheet.
(3) Other invested assets consist of investments in LPs/LLCs, investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.
(4) Excludes assets "held-for-sale" of $40,669 million as of December 31, 2021.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2022

INVESTMENT RESULTS (1)
(in millions)

	Three Months Ended September 30
	2022			2021
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (5)	Amount		Yield (5)	Amount
General Account (2)
Fixed maturities (3)	3.72%	2,617	25	3.65%	2,747	132
Equity securities	1.73%	19	—	1.04%	13	—
Commercial mortgage and other loans	3.71%	446	(16)	3.85%	481	34
Policy loans	4.51%	70	—	4.48%	75	—
Short-term investments and cash equivalents	3.23%	130	(4)	0.57%	17	(2)
Gross investment income before investment expenses	3.69%	3,282	5	3.56%	3,333	164
Investment expenses	-0.08%	(124)	—	-0.12%	(102)	—
Subtotal	3.61%	3,158	5	3.44%	3,231	164
Other investments (3)		(24)	(625)		624	29
Investment results of other entities and operations (4)		63	77		212	71
Less: investment income related to adjusted operating income reconciling items		(150)			(401)
Total		3,047	(543)		3,666	264

	Nine Months Ended September 30
	2022			2021
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (5)	Amount		Yield (5)	Amount
General Account (2)
Fixed maturities (3)	3.68%	7,994	(901)	3.66%	8,232	1,370
Equity securities	2.07%	75	—	1.87%	70	—
Commercial mortgage and other loans	3.68%	1,349	(90)	3.93%	1,454	83
Policy loans	4.53%	214	—	4.67%	238	—
Short-term investments and cash equivalents	1.83%	202	(5)	0.50%	45	(2)
Gross investment income before investment expenses	3.61%	9,834	(996)	3.59%	10,039	1,451
Investment expenses	-0.11%	(336)	—	-0.14%	(367)	—
Subtotal	3.50%	9,498	(996)	3.45%	9,672	1,451
Other investments (3)		696	(1,306)		1,382	1,114
Investment results of other entities and operations (4)		225	256		732	76
Less: investment income related to adjusted operating income reconciling items		(718)			(1,243)
Total		9,701	(2,046)		10,543	2,641
__________
(1) Excludes Closed Block division.
(2) Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties and assets classified as "Separate account assets" on our balance sheet.
(3) Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.
(4) Includes invested income of commercial loans, assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment management operations.
(5) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. The denominator in the yield percentage includes assets "held-for-sale" as of March 31, 2022 and December 31, 2021. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2022

INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS
(in millions)

	Three Months Ended September 30
	2022			2021
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities (2)	2.82%	954	156	2.73%	994	132
Equity securities	1.04%	4	—	1.02%	6	—
Commercial mortgage and other loans	3.63%	169	(3)	3.79%	189	14
Policy loans	3.94%	24	—	3.79%	27	—
Short-term investments and cash equivalents	3.07%	12	(2)	0.52%	1	—
Gross investment income before investment expenses	2.91%	1,163	151	2.84%	1,217	146
Investment expenses	-0.13%	(74)	—	-0.14%	(62)	—
Subtotal	2.78%	1,089	151	2.70%	1,155	146
Other investments (2)		6	(502)		133	(39)
Total		1,095	(351)		1,288	107

	Nine Months Ended September 30
	2022			2021
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities (2)	2.75%	2,863	233	2.71%	2,939	188
Equity securities	2.89%	41	—	2.84%	46	—
Commercial mortgage and other loans	3.65%	521	(12)	3.81%	564	35
Policy loans	3.92%	75	—	4.06%	87	—
Short-term investments and cash equivalents	2.08%	18	(2)	0.46%	3	—
Gross investment income before investment expenses	2.87%	3,518	219	2.85%	3,639	223
Investment expenses	-0.14%	(197)	—	-0.14%	(180)	—
Subtotal	2.73%	3,321	219	2.71%	3,459	223
Other investments (2)		142	(2,077)		348	(476)
Total		3,463	(1,858)		3,807	(253)
__________
(1) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.
(2) Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2022

INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS (1)
(in millions)

	Three Months Ended September 30
	2022			2021
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (4)	Amount		Yield (4)	Amount
Excluding Japanese Insurance Operations (2):
Fixed maturities (3)	4.57%	1,663	(131)	4.51%	1,753	—
Equity securities	2.18%	15	—	1.06%	7	—
Commercial mortgage and other loans	3.77%	277	(13)	3.89%	292	20
Policy loans	4.88%	46	—	5.00%	48	—
Short-term investments and cash equivalents	3.24%	118	(2)	0.57%	16	(2)
Gross investment income before investment expenses	4.32%	2,119	(146)	4.17%	2,116	18
Investment expenses	-0.04%	(50)	—	-0.11%	(40)	—
Subtotal	4.28%	2,069	(146)	4.06%	2,076	18
Other investments (3)		(30)	(123)		491	68
Total		2,039	(269)		2,567	86

	Nine Months Ended September 30
	2022			2021
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (4)	Amount		Yield (4)	Amount
Excluding Japanese Insurance Operations (2):
Fixed maturities (3)	4.53%	5,131	(1,134)	4.55%	5,293	1,182
Equity securities	1.54%	34	—	1.13%	24	—
Commercial mortgage and other loans	3.70%	828	(78)	4.01%	890	48
Policy loans	4.94%	139	—	5.12%	151	—
Short-term investments and cash equivalents	1.82%	184	(3)	0.50%	42	(2)
Gross investment income before investment expenses	4.20%	6,316	(1,215)	4.21%	6,400	1,228
Investment expenses	-0.08%	(139)	—	-0.15%	(187)	—
Subtotal	4.12%	6,177	(1,215)	4.06%	6,213	1,228
Other investments (3)		554	771		1,034	1,590
Total		6,731	(444)		7,247	2,818
__________
(1) Excludes Closed Block division.
(2) Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties and assets classified as "Separate account assets" on our balance sheet.
(3) Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.
(4) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. The denominator in the yield percentage includes assets "held-for-sale" as of March 31, 2022 and December 31, 2021. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2022

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended September 30, 2022								Three Months Ended September 30, 2021
		Reconciling Items								Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	15,724	—	—	397	126	—	—	16,247	12,651	—	—	419	123	—	—	13,193
Policy charges and fee income	1,279	(39)	(7)	—	—	—	—	1,233	1,589	(59)	(19)	—	59	—	—	1,570
Net investment income	3,047	(4)	—	434	154	—	—	3,631	3,666	(8)	—	650	409	—	—	4,717
Realized investment gains (losses), net	226	(873)	125	29	(21)	—	—	(514)	122	113	(37)	168	66	—	—	432
Asset management fees, commissions and other income	1,335	(601)	—	(149)	(686)	(16)	—	(117)	1,635	73	—	84	(40)	(23)	—	1,729
Total revenues	21,611	(1,517)	118	711	(427)	(16)	—	20,480	19,663	119	(56)	1,321	617	(23)	—	21,641
Benefits and Expenses:
Insurance and annuity benefits	16,513	(5)	(30)	623	(430)	—	—	16,671	13,520	(9)	110	1,184	198	—	—	15,003
Interest credited to policyholders' account balances	634	(16)	2	30	53	—	—	703	665	68	7	31	146	—	—	917
Interest expense	407	—	—	4	(1)	—	—	410	367	—	—	—	1	—	—	368
Deferral of acquisition costs	(531)	—	—	—	(1)	—	—	(532)	(646)	—	—	—	(2)	—	—	(648)
Amortization of acquisition costs	499	(32)	13	4	1	—	—	485	525	(27)	25	4	2	—	—	529
General and administrative expenses	3,063	—	—	74	27	6	10	3,180	3,388	(11)	1	75	224	(20)	9	3,666
Total benefits and expenses	20,585	(53)	(15)	735	(351)	6	10	20,917	17,819	21	143	1,294	569	(20)	9	19,835

	Nine Months Ended September 30, 2022								Nine Months Ended September 30, 2021
		Reconciling Items								Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	29,658	—	—	1,249	404	—	—	31,311	25,624	—	—	1,313	578	—	—	27,515
Policy charges and fee income	4,348	(174)	9	—	60	—	—	4,243	4,474	(178)	(29)	—	193	—	—	4,460
Net investment income	9,701	(18)	—	1,508	736	—	—	11,927	10,543	(26)	—	1,865	1,269	—	—	13,651
Realized investment gains (losses), net	640	(2,841)	457	69	(302)	—	—	(1,977)	392	1,984	187	505	78	—	—	3,146
Asset management fees, commissions and other income	4,695	(1,921)	—	(621)	(958)	17	—	1,212	5,004	112	—	616	78	(72)	—	5,738
Total revenues	49,042	(4,954)	466	2,205	(60)	17	—	46,716	46,037	1,892	158	4,299	2,196	(72)	—	54,510
Benefits and expenses:
Insurance and annuity benefits	33,242	288	(273)	1,872	50	—	—	35,179	27,742	(153)	(58)	3,865	769	—	—	32,165
Interest credited to policyholders' account balances	1,952	(52)	33	91	(487)	—	—	1,537	2,016	375	(23)	93	298	—	—	2,759
Interest expense	1,172	—	—	4	—	—	—	1,176	1,112	—	—	—	4	—	—	1,116
Deferral of acquisition costs	(1,634)	—	—	—	(2)	—	—	(1,636)	(1,945)	—	—	—	(4)	—	—	(1,949)
Amortization of acquisition costs	1,639	204	52	13	5	—	—	1,913	1,570	159	(85)	15	3	—	—	1,662
General and administrative expenses	9,207	(220)	(4)	213	347	40	27	9,610	9,826	—	(6)	234	694	(19)	35	10,764
Total benefits and expenses	45,578	220	(192)	2,193	(87)	40	27	47,779	40,321	381	(172)	4,207	1,764	(19)	35	46,517
__________
(1) See page 39 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of the associated contingent consideration, and goodwill impairments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2022

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended December 31, 2021								Three Months Ended March 31, 2022
		Reconciling Items								Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	6,723	—	—	476	113	—	—	7,312	7,300	—	—	409	243	—	—	7,952
Policy charges and fee income	1,512	(70)	(16)	—	58	—	—	1,484	1,454	(78)	23	—	60	—	—	1,459
Net investment income	3,617	(14)	—	635	398	—	—	4,636	3,413	(10)	—	554	401	—	—	4,358
Realized investment gains (losses), net	185	98	193	302	100	—	—	878	146	(528)	53	100	(87)	—	—	(316)
Asset management fees, commissions and other income	1,707	159	—	235	38	(25)	—	2,114	1,344	(523)	—	(98)	(951)	(10)	—	(238)
Total revenues	13,744	173	177	1,648	707	(25)	—	16,424	13,657	(1,139)	76	965	(334)	(10)	—	13,215
Benefits and expenses:
Insurance and annuity benefits	7,626	(12)	(142)	1,486	209	—	—	9,167	8,035	(41)	(41)	838	312	—	—	9,103
Interest credited to policyholders' account balances	667	75	(22)	31	(28)	—	—	723	655	47	31	30	(594)	—	—	169
Interest expense	362	—	—	—	—	—	—	362	364	—	—	—	1	—	—	365
Deferral of acquisition costs	(599)	—	—	—	—	—	—	(599)	(581)	—	—	—	—	—	—	(581)
Amortization of acquisition costs	510	(6)	(78)	6	3	—	—	435	535	213	91	5	3	—	—	847
Goodwill impairment	—	—	—	—	—	—	1,060	1,060	—	—	—	—	—	—	—	—
General and administrative expenses	3,593	—	(1)	77	239	(37)	17	3,888	3,083	2	1	69	243	12	17	3,427
Total benefits and expenses	12,159	57	(243)	1,600	423	(37)	1,077	15,036	12,091	221	82	942	(35)	12	17	13,330

	Three Months Ended June 30, 2022
		Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	6,634	—	—	443	35	—	—	7,112
Policy charges and fee income	1,615	(57)	(7)	—	—	—	—	1,551
Net investment income	3,241	(4)	—	520	181	—	—	3,938
Realized investment gains (losses), net	268	(1,440)	279	(60)	(194)	—	—	(1,147)
Asset management fees, commissions and other income	2,016	(797)	—	(374)	679	43	—	1,567
Total revenues	13,774	(2,298)	272	529	701	43	—	13,021
Benefits and expenses:
Insurance and annuity benefits	8,694	334	(202)	411	168	—	—	9,405
Interest credited to policyholders' account balances	663	(83)	—	31	54	—	—	665
Interest expense	401	—	—	—	—	—	—	401
Deferral of acquisition costs	(522)	—	—	—	(1)	—	—	(523)
Amortization of acquisition costs	605	23	(52)	4	1	—	—	581
General and administrative expenses	3,061	(222)	(5)	70	77	22	—	3,003
Total benefits and expenses	12,902	52	(259)	516	299	22	—	13,532
__________
(1) See page 39 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including a goodwill impairment that resulted in a charge of $837 million after-tax, $1,060 million pre-tax, in fourth quarter of 2021 related to Assurance IQ. Also includes certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of the associated contingent consideration.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2022

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:
Adjusted operating income is a non-GAAP measure used by the Company to evaluate segment performance and to allocate resources. Adjusted operating income excludes “Realized investment gains (losses), net,” as adjusted, and related charges and adjustments. A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses. Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as our tax and capital profile.

Realized investment gains (losses) within certain businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income generally excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of an asset-liability management program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are designated as trading. Adjusted operating income also excludes investment gains and losses on assets supporting experience-rated contractholder liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. Additionally, adjusted operating income excludes the changes in fair value of equity securities that are recorded in net income.

Adjusted Operating Income excludes market experience updates, reflecting the immediate impacts in current period results from changes in current market conditions on estimates of profitability, which we believe enhances the understanding of underlying performance trends. Adjusted operating income also excludes the results of Divested and Run-off Businesses, which are not relevant to our ongoing operations and discontinued operations and earnings attributable to noncontrolling interests, each of which is presented as a separate component of net income under GAAP. Additionally, adjusted operating income excludes other items, such as certain components of the consideration for acquisitions, which are recognized as compensation expense over the requisite service periods, as well as changes in the fair value of contingent consideration, and goodwill impairments. Earnings attributable to noncontrolling interests is presented as a separate component of net income under GAAP and excluded from adjusted operating income.

Adjusted operating income does not equate to "Net income" as determined in accordance with U.S. GAAP. Adjusted operating income is not a substitute for income determined in accordance with U.S. GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability of our businesses. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of the items described above.

2. After-tax adjusted operating income:
Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes. The tax effect associated with pre-tax adjusted operating income is based on applicable IRS and foreign tax regulations inclusive of pertinent adjustments.

3. Annualized New Business Premiums:
Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers' Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Excess (unscheduled) and single premium business for the company's domestic individual life and international operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Gibraltar Life Consultants include production by captive agents associated with the Japan operation.

4. Assets Under Administration:
Fair market value of assets in client accounts and mortgage servicing assets, which are reported on an unpaid principal balance basis, that are not included in Assets Under Management. Prudential does not receive a management fee on these assets, but may receive a fee for executing trades, custody or record keeping services, or servicing the mortgage loans. In addition, fair market value of assets for which Prudential provides non-discretionary investment advice and receives a fee.

5. Assets Under Management:
Fair market value of assets directly managed by Prudential or joint ventures of which Prudential has at least 50% ownership, and assets invested in investment options included in the Company’s products that are managed by third party sub-advised managers at the discretion of Prudential. This includes externally managed modified coinsurance for both Hartford and Allstate. It also includes the fair value of derivatives used in various portfolio management strategies related to the portfolio’s invested assets, regardless of the hedge accounting designation, but excludes direct hedges of product liabilities and expenses.

6. Book value per share of Common Stock:
Equity attributed to Prudential Financial, Inc. divided by the number of common shares outstanding at end of period, on a diluted basis. Book value per share excluding Accumulated Other Comprehensive Income (Loss) (“AOCI”) and adjusted to remove amount included for remeasurement of foreign currency exchange rate is a non-GAAP measure. These items are excluded in order to highlight the book value attributable to our core business operations. This non-GAAP measure augments the understanding of our financial position by providing a measure of net worth that is primarily attributable to our business operations, separate from the portion that is affected by capital and currency market conditions, and by isolating the accounting impact associated with insurance liabilities that are generally not marked to market along with the supporting investments that are marked to market through AOCI under GAAP. However, book value per share excluding AOCI and adjusted to remove the amount included for foreign currency exchange rate remeasurement is not a substitute for book value per share including AOCI determined in accordance with GAAP, and the adjustments made to derive the measure are important to an understanding of our overall financial position.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2022

KEY DEFINITIONS AND FORMULAS

7. Borrowings - Capital Debt:
Debt utilized to meet the capital requirements of our business.

8. Borrowings - Operating Debt:
Debt utilized for business funding to meet specific purposes, which may include activities associated with our PGIM and Assurance IQ businesses. Operating debt also consists of debt issued to finance specific portfolios of investment assets, the proceeds from which will service the debt. Specifically, this includes assets supporting reserve requirements under Regulation XXX and Guideline AXXX, as well as funding for institutional and insurance company portfolio cash flow timing differences.

9. Divested and Run-off Businesses:
Businesses that have been or will be sold or exited, including businesses that have been placed in wind down status that do not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

10. Earned Premiums:
The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

11. General Account:
Includes assets of the insurance companies for which the Company bears the investment risk. These generally include assets supporting "Future Policy Benefits" and "Policyholders' Account Balances". General account assets also include assets of the parent company, Prudential Financial, Inc. and excludes assets recognized for statutory purposes that are specifically allocated to a separate account.

12. Gibraltar Life:
Includes results from the Japan operation.

13. Gibraltar Life Consultants:
Captive insurance agents for Gibraltar Life.

14. Group Insurance Benefits Ratios:
Ratio of policyholder benefits to earned premiums, policy charges and fee income.

15. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:
Ratio of administrative operating expenses (excluding commissions) to gross premiums, and net policy charges and fee income.

16. Individual Retirement Strategies Account Values in General Account and Separate Account:
Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

17. Individual Retirement Strategies - Net Amounts at Risk:
Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

18. Insurance and Annuity Benefits:
Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

19. International Life Planners:
Captive insurance Advisors in our Life Planner operations.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2022

KEY DEFINITIONS AND FORMULAS

20. Non-recourse and Limited-recourse Debt:
Limited and non-recourse borrowing is where the debt holder is only entitled to collect against the assets pledged to the debt as collateral or has very limited rights to collect against other assets.

21. Other Related Revenues:
Other related revenues include incentive fees, transaction fees, seed and co-investment results, and commercial mortgage revenues.

22. PGIM Asset Under Management Classifications:
Public Equity - Represents stock ownership interest in a corporation or partnership (excluding hedge funds) or real estate investment trust.

Public Fixed Income - Represents debt instruments that pay fixed interest and usually have a maturity (excluding mortgages).

Real Estate - Includes direct real estate equity and real estate mortgages.

Private Credit and Other Alternatives - Includes private credit, private equity, hedge funds and other alternative strategies.

Multi-Asset - Includes funds or products that invest in more than one asset class, balancing equity and fixed income funds and target date funds.

23. Policy Persistency - Group Insurance:
Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers' Group Life Insurance and Prudential Employee Benefit Plan).

24. Policy Persistency - International Businesses:
13 month persistency represents the average percentage of face amount of policies that are still in force at their 13th policy month. 25 month persistency represents the average percentage of face amount of policies that are still in force at their 25th policy month.

25. Prudential Advisors:
Captive financial professionals in our insurance operations in the United States.

26. Prudential Advisor Productivity:
Commissions on new sales of all products by Prudential Advisors financial professionals under contract for the entire period, divided by the number of those financial professionals. Excludes commissions on new sales by financial professionals hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

27. Prudential Financial, Inc. Equity:
Amount of capital assigned to each of the Company's segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment's risks. Represents all of Prudential Financial, Inc. equity that is not attributable to noncontrolling interests.

28. Separate Accounts:
Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

29. Wrap-Fee Products:
Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2022

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS
as of November 1, 2022
		Standard &		Fitch
	A.M. Best*	Poor's	Moody's*	Ratings*
The Prudential Insurance Company of America	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR	AA-
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	A+	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A+	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	A+	NR	NR
CREDIT RATINGS:
as of November 1, 2022

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt	a-	A	A3	A-
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa1	BBB

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	A2	A

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA-	A1	A+

PRICOA Global Funding I:
Long-Term Senior Debt	aa-	AA-	Aa3	AA-

* NR indicates not rated.

INVESTOR INFORMATION:

Corporate Office:
Prudential Financial, Inc.
751 Broad Street
Newark, New Jersey 07102

Common Stock:
Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.

For more information, please visit our website at investor.prudential.com.